UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                        January 30, 1998
         -----------------------------------------------
         Date of Report(Date of earliest event reported)


                           CANMAX INC.
      -----------------------------------------------------
      Exact Name of Registrant as Specified in its Charter)


        Wyoming                 0-22636            75-2461665
     ----------------         -----------      -----------------
    (State or Other          (Commission        (IRS Employer
     Jurisdiction of         File Number)      Identification No.)
     Incorporation)


         150 West Carpenter Freeway
               Irving, Texas                        75039
     ---------------------------------            ----------
    (Address of Principal Executive Offices)      (Zip Code)


                         (972) 541-1600
       ---------------------------------------------------
      (Registrant's Telephone Number, Including Area Code)


                  ----------------------------
  (Former Name or Former Address, If Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On January 30, 1998, Canmax Inc., a Wyoming corporation (the "Company"), acquired USCommunication Services, Inc., a Delaware corporation ("USC"), pursuant to the terms of an Agreement and Plan of Merger dated as of January 30, 1998 (the "Merger Agreement") by and among the Company, USC and CNMX MergerSub, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("CMI"). Pursuant to the terms of the Merger Agreement, USC was merged with and into CMI, with CMI being the surviving corporation in the merger (the "Surviving Corporation") and electing to continue its operations under the name "USCommunication Services, Inc."

     Pursuant to the Merger Agreement, the former stockholders of USC received an aggregate of 1.5 million shares of common stock, no par value per share, of the Company ("Common Shares"), warrants to acquire 1.5 million Common Shares at an exercise price of $1.25 per share that are immediately exercisable, and warrants to acquire 1.0 million Common Shares at an exercise price of $2.00 per share exercisable during the five (5) year period commencing on January 30, 2000 (collectively, the "Merger Consideration"). Pursuant to the terms of the Merger Agreement and the Escrow Agreement executed in connection therewith, 300,000 shares of Canmax Common have been withheld from the Merger Consideration and placed in an escrow to satisfy a certain indemnification obligations of USC. The Company estimates that the approximate value of the Merger Consideration is $3.0 million. The terms of the Merger Agreement were determined by arms-length negotiation among the parties.

     James C. Bernet, the former President of USC, will remain as President of the Surviving Corporation and is anticipated to join the Company's Board of Directors. Mr. Bernet has executed an Employment Agreement with the Surviving Corporation and the Company, pursuant to which he will receive $150,000 per year as salary and no less than $30,000 per year in bonuses, subject to annual adjustments. In addition, Mr. Bernet received in connection with his Employment Contract (a) warrants to acquire
1.0 million Common Shares at an exercise price of $2.00 per share, the vesting of which is dependent upon the business operations of the Surviving Corporation generating after tax earnings of at least $5.0 million (subject to certain adjustments), and (b) warrants to acquire 1.0 million Common Shares at an exercise price of $3.00 per share, the vesting of which is dependent upon the business operations of the Surviving Corporation generating after tax earnings of at least $8.625 million (subject to certain adjustments). Each of the warrants granted in connection with Mr. Bernet's Employment Contract must vest, if at all, on or before January 30, 2001.

     During the period in which the Merger Agreement was being negotiated, the Company advanced approximately $250,000 to USC, which amount became an intra-company debt upon the consummation of the Merger Agreement. Prior to the consummation of the transactions contemplated by the Merger Agreement, no other material relationship existed between (a) USC or the shareholders of USC and (b) the Company or CMI, any officer, director or affiliate of the Company or CMI or any associate of any such officer or director.

     On February 2, 1998, the Company issued a news release relating to the Agreement, the form of which is attached as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          It is impracticable to provide the financial statements of the business acquired and described in Item 2 above at this time. The Company intends to prepare the required financial statements and file same as an amendment to this Form 8-K as soon as practicable, but not later than April 15, 1998.


     (b)  PRO FORMA FINANCIAL INFORMATION.

          It is impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X with respect to the transaction described in Item 2 above at this time. The Company intends to prepare the required pro forma financial statements and file same as an amendment to this Form 8-K as soon as practicable, but not later than April 15, 1998.

     (c)  EXHIBITS.

          Exhibit No.    Document Description
          -----------    --------------------

              2.1 Agreement and Plan of Merger dated as of January 30, 1998, among Canmax Inc.,
                         CNMX MergerSub, Inc. and USCommunication
                         Services, Inc.*

              9.1        Voting Trust Agreement of Nationwide
                         Transportation Products, Inc.
                         (subsequently known as USCommunication
                         Services, Inc.) made as of May 1, 1997.*

              9.2        First Amendment to Voting Trust
                         Agreement of USCommunication Services,
                         Inc. dated as of December 1, 1997.*

             10.1        Common Stock Purchase Warrant dated
                         January 30, 1998, between Canmax Inc.
                         and Delia O'Donnell, Trustee.*

             10.2        Common Stock Purchase Warrant dated
                         January 30, 1998, between Canmax Inc.
                         and Delia O'Donnell, Trustee.*


             10.3        Employment Contract dated as of January
                         30, 1998 among Canmax Inc.,
                         USCommunication Services, Inc. and James
                         C. Bernet.*

             10.4        Common Stock Purchase Warrant dated
                         January 30, 1998 between Canmax Inc. and
                         James C. Bernet.*

             10.5        Common Stock Purchase Warrant dated
                         January 30, 1998 between Canmax Inc. and
                         James C. Bernet.*

             23.1        Consent of Ernst & Young LLP,
                         independent certified accountants (to be filed by amendment).

             99.1        February 2, 1998 Press Release.*

------------------------
     *  Filed herewith

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CANMAX INC.


DATE: February 9, 1998        By:  /s/ PHILIP M. PARSONS
                                  ----------------------------

                              Philip M. Parsons
                              Executive Vice President and
                              Chief Financial Officer

                        INDEX TO EXHIBITS
          Exhibit No.    Document Description
          -----------    --------------------

              2.1 Agreement and Plan of Merger dated as of January 30, 1998, among Canmax Inc.,
                         CNMX MergerSub, Inc. and USCommunication
                         Services, Inc.*

              9.1        Voting Trust Agreement of Nationwide
                         Transportation Products, Inc.
                         (subsequently known as USCommunication
                         Services, Inc.) made as of May 1, 1997.*

              9.2        First Amendment to Voting Trust
                         Agreement of USCommunication Services,
                         Inc. dated as of December 1, 1997.*

             10.1        Common Stock Purchase Warrant dated
                         January 30, 1998, between Canmax Inc.
                         and Delia O'Donnell, Trustee.*

             10.2        Common Stock Purchase Warrant dated
                         January 30, 1998, between Canmax Inc.
                         and Delia O'Donnell, Trustee.*


             10.3        Employment Contract dated as of January
                         30, 1998 among Canmax Inc.,
                         USCommunication Services, Inc. and James
                         C. Bernet.*


             10.4        Common Stock Purchase Warrant dated
                         January 30, 1998 between Canmax Inc. and
                         James C. Bernet.*

             10.5        Common Stock Purchase Warrant dated
                         January 30, 1998 between Canmax Inc. and
                         James C. Bernet.*

             23.1        Consent of Ernst & Young LLP,
                         independent certified accountants (to be filed by amendment).

             99.1        February 2, 1998 Press Release.*



*    Filed herewith